Exhibit 99.2

DATED: 15 DECEMBER 2016

DEED OF SETTLEMENT AND RELEASE

BARTON HEDGES AND GREENLIGHT CAPITAL RE, LTD. AND GREENLIGHT REINSURANCE, LTD.

DEED OF SETTLEMENT AND RELEASE
This Deed of Settlement and Release is made the 15th day of December 2016
BETWEEN:

(1)	BARTON HEDGES of Unit #303, The WaterColours, West Bay Road, Grand Cayman ("Mr Hedges");

(2)	GREENLIGHT CAPITAL RE, LTD.
65 Market Street, Suite 1207, Camana Bay
PO BOX 31110
Grand Cayman KY1-1205
CAYMAN ISLANDS
("Capital")

(3)	GREENLIGHT REINSURANCE, LTD.
65 Market Street, Suite 1207, Camana Bay
PO BOX 31110
Grand Cayman KY1-1205
CAYMAN ISLANDS
("Reinsurance")
(Each a "Party" and together "the Parties")
WHEREAS:

(A)	Mr Hedges is employed by Capital and Reinsurance (together the "Employers") as Chief Executive Officer pursuant to a contract of employment dated 26 July 2012 ("the Employment");

(B)	The Parties have agreed to terminate the Employment by mutual consent effective 31 March 2017 (the “Termination Date”);

(C)
Mr Hedges has agreed to resign, effective on the Termination Date, as an officer of, and from the Boards of Directors of Capital and Reinsurance and from all Boards of Directors of any of their direct or indirect subsidiaries and affiliates on which he serves;

(D)
The Parties have agreed that in connection with the termination of Mr Hedges’ employment he will receive the severance benefits and compensation for 2017 set forth on Schedule 1 hereto subject to the satisfaction of the conditions set forth in this Deed, including Schedule 1;

(E)
The Parties now wish to settle all matters between them and have agreed to a full and final settlement on the terms and conditions contained in this Deed and have agreed to enter into this Deed in consideration of the mutual covenants and other valuable consideration set out below:

IT IS NOW AGREED AND THIS DEED WITNESSES AS FOLLOWS:

1.	DEFINITIONS

1.1    In this Deed, unless otherwise indicated, the following expressions shall bear the following meanings:

(a)	"Contract of Employment" shall mean the Amended and Restated Employment Agreement dated 26 July 2012

(b)
"Claims" means all matters and disputes between Mr Hedges and the Employers arising from or related to the Employment or the termination of the Employment whether known or unknown as at the date of execution of this Deed including but not limited to:

(i)	actions, causes of action, claims, covenants, contracts and/or controversies of whatsoever character howsoever arising whether in law, equity or otherwise

(ii)	Unfair dismissal pursuant to part VII of the Labour Law (2011 Revision) (the "Labour Law");

(iii)	Severance pay pursuant to part V of the Labour Law;

(iv)
Wrongful dismissal in respect of the Employment whether by reason of the provisions in respect of notice of termination provided in the Contract of Employment or to which the Employee is entitled pursuant to Part I of the Labour Law or otherwise;

(v)
Contractual entitlement in respect of salary, commission, accrued holiday pay, overtime, other benefits or otherwise arising out of or in connection with the Contract of Employment and/or the Employment, including for the avoidance of doubt any discretionary bonus; and

(vi)	Discrimination howsoever arising or of any nature.

(c)	References to recitals and clauses are references to the recitals to and clauses of this Deed and references to this Deed shall include Schedule 1 to the Deed;

(d)	Headings to clauses and the use of bold type are for convenience only and shall not affect the interpretation or construction of this Deed; and

(e)	Words in the singular include the plural and vice versa.

1.2
Should any provision of this Deed require interpretation it is agreed by the Parties that such interpretation shall not be subject to a presumption that the document is to be construed more strictly against the party who prepared the Deed.

2.	AGREEMENT AND RELEASE BY MR HEDGES

2.1
The parties hereby agree that the Employment shall terminate by mutual consent as of the Termination Date at which time Mr Hedges shall cease to be an employee of Capital and Reinsurance and shall resign as an officer of the Employers, including, without limitation, (i) as the Chief Executive Officer of the Employers, (ii) as an officer of any direct or indirect subsidiary or affiliate of the Employers, and (iii) from the Board of Directors (or equivalent body) of Capital and Reinsurance and any direct or indirect subsidiary or affiliate of the Company (and any committee thereof of which Mr Hedges is a member) effective as of the Termination Date.

2.2	Mr Hedges hereby:

(a)
Subject to paragraph 2.3 below releases the Employers, their servants, agents, directors, officers, employees, managers, parent companies, subsidiaries, affiliates, predecessors in title, partners, equityholders, investors and representatives from all and any Claims howsoever arising;

(b)
Undertakes and covenants not to assert any Claims or commence legal proceedings in respect of any claims against the Employers, their servants, agents, directors, officers, employees, managers, parent companies, subsidiaries, affiliates, predecessors in title, partners, equityholders, investors and/or representatives at any time in any forum or any jurisdiction (including without limitation the Director of Labour, the Department of Employment Relations or a Labour Tribunal in the Cayman Islands or the Grand Court of the Cayman Islands);

(c)	Undertakes and covenants to comply with the terms of the Contract of Employment that survive its termination and acknowledges that such terms are enforceable in their entirety;

(d)
Undertakes and covenants that after the Termination Date he will reasonably cooperate with the Employers and/or any direct or indirect subsidiary or any affiliate thereof in connection with any investigation, administrative proceeding or litigation relating to any matter that occurred during his employment in which he was involved or of which he has knowledge, subject to reimbursement for reasonable out-of-pocket expenses incurred in connection with compliance with this provision as the Parties may reasonably agree;

(e)
Confirms and acknowledges that save as is set out in Schedule 1 hereto the Employers, their servants, agents, directors, officers, employees, managers, parent companies, subsidiaries, affiliates, predecessors in title, partners, equityholders, investors and/or representatives do not owe him any wages, bonuses, equity compensation, sick pay, vacation pay, severance pay, notice pay, pension contribution, equity award or any other compensation or payment; and

(f)
Confirms and acknowledges that he has not suffered any known workplace injury or occupational disease and that he has not been victimised in consequence of reporting any wrongdoing relating in any way to the Employers.

2.3
Notwithstanding the provisions of paragraph 2.2 above, nothing in this Deed shall be construed to constitute a release, discharge or waiver by Mr Hedges in respect of any termination payment expressly provided for under the Contract of Employment, any right of indemnification and/or contribution or directors insurance right that he may have in respect of the Employment or any benefit and/or monies earned, accrued, vested or otherwise owing pursuant to the terms of any employee benefit plan or as contained in Schedule 1 hereto.

2.4
In the event that Mr Hedges breaches any material provision of this Deed or pursues or encourages any claim against the Employers, their servants, agents, directors, officers, employees, managers, parent companies, subsidiaries, affiliates, predecessors in title, partners. equityholders, investors and/or representatives, he agrees to indemnify such parties for any losses suffered as a result thereof, including all reasonable legal and professional fees incurred.

2.5
In signing this Deed Mr Hedges acknowledges that he has read and understood this Deed and has obtained or had the opportunity to obtain independent legal advice in relation thereto. Mr Hedges further acknowledges that he signs this Deed voluntarily and understands that the Deed contains a full and final release of all Claims that he has or may have against the Employers.

3.	AGREEMENT AND RELEASE BY THE EMPLOYERS

3.1
Conditional upon Mr Hedges (i) executing this Deed on the date hereof and re-executing this Deed on the Termination Date, if later, and (ii) complying and abiding with the terms of this Deed and subject to clause 3.2 below, the Employers:

(a)	Shall make the payments to Mr Hedges set out in Schedule 1 hereto subject to the conditions therein;

(b)
Shall further provide Mr Hedges, his spouse and his dependents with health insurance benefits or payment in lieu thereof for the period of one year following the termination date in accordance with the terms of paragraph 8(a)(iii) of the Contract of Employment

(c)
Hereby irrevocably and unconditionally release and forever discharge Mr Hedges from any and all Claims of any nature and of whatsoever character which they may have against Mr Hedges whether known or unknown occurring prior to the date of this Deed.

3.2
Notwithstanding the provisions of paragraph 3.1(c) above, nothing in this Deed shall be construed to constitute a release, discharge or waiver by the Employers of any rights or Claims against Mr Hedges that arise (i) from Mr Hedges' willful misconduct or any acts (or omissions) of gross negligence, (ii) under any covenant contained in and pursuant to the Contract of Employment or (iii) after the date of this Deed.

4.	NO ADMISSION

4.1	Entry into this Deed and performance of the obligations hereunder shall not constitute an admission of liability howsoever arising by any Party.

5.	ABSOLUTE BAR

5.1	This Deed may be pleaded and tendered by any Party as an absolute bar and defence to any proceeding brought in breach of the terms of this Deed.

6.	FURTHER ASSURANCES AND ACKNOWLEDGEMENTS

6.1
The Parties shall do and execute or procure to be done and executed all necessary acts, agreements, instruments, deeds, documents and things reasonably within their power to give effect to and carry out this Deed and its intents and purposes, and the Parties shall co-operate to the fullest extent practicable to that end.

6.2
No Party to this Deed will commence or maintain, or procure, assist, encourage, support or otherwise participate in the commencement or continuance of, any proceedings in respect of any Claim or Claims, except, for the avoidance of doubt, for the purpose of enforcing this Deed.

7.	WARRANTIES AND REPRESENTATIONS

7.1	Each Party hereby separately represents and warrants to the other Parties that:

(a)	it has taken all necessary actions to authorize and approve its entry into this Deed and the execution of the same;

(b)	all necessary authorizations and approvals for the performance of its obligations hereunder have been obtained and remain in force;

(c)
its entry and the performance of its obligations under this Deed will not violate any provision of its constitutive documents or any provision of any law applicable to it, nor conflict with or breach or require any consent under any agreement or instrument to which it is party or by which it is or any of its assets or properties is bound; and

(d)	this Deed has been duly executed by it and constitutes a valid and legally binding obligation which is enforceable against it in accordance with its terms.

8.	WARRANTIES CONCERNING CLAIMS

8.1	Each Party hereby separately represents and warrants to the other Parties that:

(a)
it is the sole and lawful owner of all right, title, and interest in and to each and every Claim which such Party settles herein and in respect of which a waiver, release and discharge is given under this Deed; and

(b)	it has not assigned, transferred or conveyed, or purported to assign, transfer or convey, any Claim or any rights in respect of a Claim to any person who is not a party to this Deed.

9.	CONFIDENTIALITY

9.1
The Parties to this Deed agree that the terms and conditions of this Deed shall remain strictly confidential, including the negotiations, correspondence and discussions which led to this Deed, unless any Party is under an applicable legal or fiduciary duty of disclosure. Any party under such a duty to disclose the existence of this Deed shall, to the extent permitted by law, provide the other party with prior written notice of such disclosure so that the other party may take, if appropriate, steps to defend its rights under this clause. It is understood by the Parties that this Deed will be filed by Capital in a Form 8-K with the U.S. Securities and Exchange Commission.

10.	NON-DISPARAGEMENT

10.1
Executive acknowledges and agrees that he will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Group and its respective officers, directors, partners, executives or agents thereof in either a professional or personal manner at any time during or following the Employment Period.

10.2
The Employers acknowledge and agree, and shall instruct their directors and officers, not to make or publish any disparaging, derogatory, or defamatory comments or statements, in any forum, whether oral or written, about Mr. Hedges, to anyone (including, but not limited to, any current or former employees, or any other third party) at any time during or following the Employment Period.

11.	ENTIRE AGREEMENT

11.1
This Deed forms the entire agreement and understanding between the Parties relating to the subject matter of this Deed and supersedes and extinguishes any previous agreement or understanding between the Parties in relation to all or any such matters. For the avoidance of doubt, to the extent any provision of this Deed, (including Schedule 1 hereto) is in conflict with the terms of the Contract of Employment, the terms of this Deed shall govern.

11.2
Each Party acknowledges that in entering into this Deed (and any documents referred to in it) it does not rely on, and shall have no remedy in respect of, any representation, warranty or undertaking in writing or otherwise made or given by any person whatsoever which is not expressly set out in this Deed.

11.3
Notwithstanding any provision of this Deed to the contrary, the provisions of Section 9 (Restrictive Covenants) and Section 11 (Indemnification) of the Contract of Employment shall remain in full force and effect.

12.	VARIATION

12.1	No provision of this Deed shall be deemed varied, waived, amended or modified by any Party, unless such variation, waiver, amendment or modification is made in writing and signed by each Party.

13.	SUCCESSORS AND ASSIGNS

13.1	This Deed shall inure to the benefit of and be binding upon the successors of each Party to this Deed.

14.	COUNTERPARTS

14.1
This Deed may be executed in any number of counterparts, each of which shall be an original, and any one of which shall be deemed to be validly executed if evidenced by a facsimile or electronic copy of the executing Party’s signature which shall operate with the same effect as if the signatures thereto were on the same instrument. For the avoidance of doubt, each Party shall be required to sign only one copy of this Deed.

15.	ASSIGNMENT

15.1	This Deed is personal to the Parties and shall not be capable of assignment save as provided by Clause 12 above.

16.	SEVERABILITY

16.1
If any of the provisions of this Deed is found by a court of competent jurisdiction to be void or unenforceable, it shall be deemed to be deleted from this Deed and the remaining provisions shall continue to apply, unless the severed portion is essential to the intended purpose of this Agreement, in which case the party who was to receive the benefit of the severed portion has the option to void the Agreement insofar as it relates to them.

16.2
To the extent that any provision of this Deed is found by a court of competent jurisdiction to be excessively broad, such provision will be deemed to be limited and reduced so as to be enforceable to the maximum extent permitted by applicable law.

17.	GOVERNING LAW AND JURISDICTION

17.1	This Deed shall be governed by and construed in accordance with the laws of the Cayman Islands.

17.2	The Parties hereby agree that the Grand Court of the Cayman Islands shall have exclusive jurisdiction to hear and determine any claim, suit, action or proceeding whatsoever and to settle any dispute which may arise out of any provision of this Deed or out of any action taken or omitted to be taken under this Deed or in connection with the administration of this Deed. The Parties to this Deed irrevocably submit to the exclusive jurisdiction of the Grand Court.

IN WITNESS WHEREOF the Parties hereto have executed this Deed on the date and year first above written

SIGNED AS A DEED by BARTON HEDGES in the presence of:	)
	)	/s/ Barton Hedges
	)	Signature
)
)

/s/ Tim Courtis
Signature of Witness

Name:	Tim Courtis

Address:	65 Market Street, Suite 1207, Grand Cayman, KY11205, Cayman Islands

Occupation:	Chief Financial Officer

EXECUTED AS A DEED by GREENLIGHT CAPITAL RE, LTD.	)	/s/ Leonard Goldberg
	)	Duly Authorised Signatory
)
	)	Name:	Leonard Goldberg
)
	)	Title:	Director
)

	)	/s/ Alan Brooks
	)	Duly Authorised Signatory
)
	)	Name:	Alan Brooks
)
	)	Title:	Director
)

in the presence of:
/s/ Tim Courtis
Signature of Witness

Name:	Tim Courtis

Address:	65 Market Street, Suite 1207, Grand Cayman, KY11205, Cayman Islands

Occupation:	Chief Financial Officer

EXECUTED AS A DEED by GREENLIGHT REINSURANCE, LTD.	)	/s/ Leonard Goldberg
	)	Duly Authorised Signatory
)
	)	Name:	Leonard Goldberg
)
	)	Title:	Director
)

	)	/s/ Alan Brooks
	)	Duly Authorised Signatory
)
	)	Name:	Alan Brooks
)
	)	Title:	Director
)

in the presence of:
/s/ Tim Courtis
Signature of Witness

Name:	Tim Courtis

Address:	65 Market Street, Suite 1207, Grand Cayman, KY11205, Cayman Islands

Occupation:	Chief Financial Officer

SCHEDULE 1
SEVERANCE PAYMENTS AND CONDITIONS

ITEM	DESCRIPTION
Termination Date/Payment Condition
March 31, 2017. It shall be a condition of his entitlement to severance payments and benefits set forth herein that he sign the Greenlight Capital Re, Ltd. and Greenlight Reinsurance, Ltd. Forms 10-K for 2016 in his capacity as CEO.

Cash Severance
$1,075,360 comprised of one times the sum of Base Salary ($572,000) and target bonus assuming targets had been achieved ($503,360), payable over 12 months in substantially equal installments. Not subject to Compensation Plan loss carry-forward provisions.

Benefits Continuation
1 year of health insurance benefits continuation or payment in lieu thereof if benefits cannot be so provided; provided that, if payment is made in lieu of benefits, such payment shall be grossed up for taxes.

2016 Bonus	Bonus Executive would have earned for year: $100,672 target Qualitative bonus, and Quantitative bonus subject to the Compensation Plan.
Prior Years’ bonuses	Earned but unpaid Quantitative bonuses for all prior years and 2016 will be paid as calculated per the Compensation Plan schedule.
Unvested Stock Options	Full vesting of unvested stock options.
Unvested Restricted Shares	All unvested shares shall be forfeited, except the 21,856 shares that will vest on March 15, 2017.
Release Requirement
The severance benefits outlined above are contingent upon execution, by Mr. Hedges, of the Deed of Settlement and Release, of which this Schedule 1 is a part, which shall be executed prior to announcement of his departure, and again on his termination date.

Section 409A
For purposes of Section 409A, each payment that is to be paid pursuant to this Schedule I is hereby designated as a separate payment. If any of such payments do not qualify for any reason to be exempt from Section 409A pursuant to Treasury Regulation Section 1.409A-1(b)(4), Treasury Regulation Section 1.409A-1(b)(9)(iii), or any other applicable exemption and Mr. Hedges is, at the time of the Termination Date, a “specified employee,” as defined in Treasury Regulation Section 1.409A-1(i), each such payment will not be made until the first regularly scheduled payroll date of the 7th month after the Termination Date and, on such date (or, if earlier, the date of Mr. Hedges death), Mr. Hedges will receive all payments that would have been paid during such period in a single lump sum.

2017	Base-salary only. No bonus will be earned or payable for 2017, and there will be no option/LTIP grants in 2017.